Financial Income, Net	3 Months Ended
Mar. 31, 2026
Financial Income, Net [Abstract]
FINANCIAL INCOME, NET

NOTE 11 - FINANCIAL INCOME, NET

	Three months ended March 31
	2026	2025
	U.S. dollars in thousands
Foreign currency exchange differences	(149)	(140)
Realized and unrealized losses on derivative instruments	(5)	204
Interest income on short-term deposits	839	1,234
Other	(12)	(60)
Total financial income, net	673	1,238